Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 27, 2021, relating to the financial statements and financial highlights of Innovator U.S. Equity Buffer ETF™ - January, Innovator U.S. Equity Buffer ETF™ - February, Innovator U.S. Equity Buffer ETF™ - March, Innovator U.S. Equity Buffer ETF™ - April, Innovator U.S. Equity Buffer ETF™ - May, Innovator U.S. Equity Buffer ETF™ - June, Innovator U.S. Equity Buffer ETF™ - July, Innovator U.S. Equity Buffer ETF™ - August, Innovator U.S. Equity Buffer ETF™ - September, Innovator U.S. Equity Buffer ETF™ - October, Innovator U.S. Equity Buffer ETF™ - November, Innovator U.S. Equity Buffer ETF™ - December, Innovator U.S. Equity Power Buffer ETF™ - January, Innovator U.S. Equity Power Buffer ETF™ - February, Innovator U.S. Equity Power Buffer ETF™ - March, Innovator U.S. Equity Power Buffer ETF™ - April, Innovator U.S. Equity Power Buffer ETF™ - May, Innovator U.S. Equity Power Buffer ETF™ - June, Innovator U.S. Equity Power Buffer ETF™ - July, Innovator U.S. Equity Power Buffer ETF™ - August, Innovator U.S. Equity Power Buffer ETF™ - September, Innovator U.S. Equity Power Buffer ETF™ - October, Innovator U.S. Equity Power Buffer ETF™ - November, Innovator U.S. Equity Power Buffer ETF™ - December, Innovator U.S. Equity Ultra Buffer ETF™ - January, Innovator U.S. Equity Ultra Buffer ETF™ - February, Innovator U.S. Equity Ultra Buffer ETF™ - March, Innovator U.S. Equity Ultra Buffer ETF™ - April, Innovator U.S. Equity Ultra Buffer ETF™ - May, Innovator U.S. Equity Ultra Buffer ETF™ - June, Innovator U.S. Equity Ultra Buffer ETF™ - July, Innovator U.S. Equity Ultra Buffer ETF™ - August, Innovator U.S. Equity Ultra Buffer ETF™ - September, Innovator U.S. Equity Ultra Buffer ETF™ - October, Innovator U.S. Equity Ultra Buffer ETF™ - November, Innovator U.S. Equity Ultra Buffer ETF™ – December, each a series of Innovator ETFs Trust, for the year ended October 31, 2021 and to the references to our firm under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2022